UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 7, 2004
(Date of report; date of
earliest event reported)

Commission file number: 333-105077

CAPITAL AUTO RECEIVABLES, INC.

CAPITAL AUTO RECEIVABLES ASSET TRUST 2004-2
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (State or other jurisdiction of incorporation)	38-3082892 (IRS Employer Identification No.)

c/o General Motors Acceptance Corporation
200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of Principal Executive Offices, including Zip Code)

(313) 556-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 EXHIBITS
SIGNATURES
EXHIBIT INDEX
Opinion of Counsel of Kirkland & Ellis LLP, Dated as of December 7, 2004
Opinion of Counsel of Kirkland & Ellis LLP, Dated as of December 7, 2004

ITEM 8.01 OTHER EVENTS

The registrant previously filed a series term sheet, dated November 30, 2004, setting forth a description of the collateral pool and the proposed structure of $220,000,000 aggregate principal balance of Class A-1a 3.12% Asset Backed Notes (the “Class A-1a Notes”), $657,000,000 aggregate principal balance of Class A-1b Floating Rate Asset Backed Notes (the “Class A-1b Notes” and, together with the Class A-1a Notes, the “Class A-1 Notes”), $740,000,000 aggregate principal balance of Class A-2 3.35% Asset Backed Notes (the “Class A-2 Notes”), $558,000,000 aggregate principal balance of Class A-3 3.58% Asset Backed Notes (the “Class A-3 Notes”), $240,455,000 aggregate principal balance of Class A-4 3.75% Asset Backed Notes (the “Class A-4 Notes”), $97,397,000 aggregate principal balance of Class B 3.92% Asset Backed Notes (the “Class B Notes”), $32,465,000 aggregate principal balance of Class C 4.16% Asset Backed Notes (the “Class C Notes”) and $25,972,000 aggregate principal balance of Class D 5.82% Asset Backed Notes (the “Class D Notes,” and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes referred to collectively herein as the “Notes”) by Capital Auto Receivables Asset Trust 2004-2 (the “Trust”), as an Exhibit to the Current Report on Form 8-K, dated as of November 30, 2004. Only the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes are being offered publicly for sale.

ITEM 9.01 EXHIBITS

Exhibit 5.1	The following is filed as an Exhibit to this Report under Exhibit 5.1.

Opinion of Counsel of Kirkland & Ellis LLP, dated as of December 7, 2004.

Exhibit 8.1	The following is filed as an Exhibit to this Report under Exhibit 8.1.

Opinion of Counsel of Kirkland & Ellis LLP, dated as of December 7, 2004.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant certifies that it meets all of the requirements for this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL AUTO RECEIVABLES ASSET TRUST 2004-2
		By:	GENERAL MOTORS ACCEPTANCE CORPORATION (Administrator, not in its individual capacity but solely as Administrator on behalf of the Trust.)
Date:	December 7, 2004		/s/ Jerome B. Van Orman, Jr.
Jerome B. Van Orman, Jr.,
(Vice President — Finance and Chief Financial Officer of GMAC North American Operations)

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EXHIBIT INDEX

EXHIBIT NO	DESCRIPTION

EX 5.1	Opinion of Counsel of Kirkland & Ellis L.L.P, dated as of December 7, 2004.

EX 8.1	Opinion of Counsel of Kirkland & Ellis L.L.P, dated as of December 7, 2004.

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